 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2022

TIGA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39714	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ocean Financial Centre Level 40, 10 Collyer Quay, Singapore Singapore	049315
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +65 6808 6288

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TINV U	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	TINV	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TINV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

Tiga Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, reorganization or similar business combination with one or more businesses or entities (“Tiga”). On May 9, 2022, Tiga entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tiga Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Tiga (“Merger Sub”), and Grindr Group LLC, a Delaware limited liability company (“Grindr”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other transactions contemplated by the Merger Agreement, including the Domestication (as defined below), the “Business Combination”):

(i)
at the closing of the Business Combination (the “Closing”), in accordance with the Delaware Limited Liability Company Act, Merger Sub will merge with and into Grindr, the separate corporate existence of Merger Sub will cease and Grindr will be the surviving corporation and a wholly owned subsidiary of Tiga (the “Merger”); and

(ii)
as a result of the Merger, among other things, (x) each Grindr Unit (as defined below) that is issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (other than any Company Units subject to options) shall be cancelled and converted into the right to receive a number of shares of New Grindr Common Stock (as defined below) equal to the Exchange Ratio (as defined below); (y) each Grindr Option (as defined below) that is then outstanding and unexercised shall be converted into the right to receive an option relating to shares of New Grindr Common Stock upon substantially the same terms and conditions as are in effect with respect to such Grindr Option immediately prior to the Effective Time, including with respect to vesting and termination-related provisions; and (z) each Grindr Warrant (as defined below) that is outstanding immediately prior to the Effective Time shall be converted into the right to receive a warrant relating to shares of New Grindr Common Stock with substantially the same terms and conditions as were applicable to such Grindr Warrant.

“Aggregate Fully Diluted Grindr Units” means, without duplication, the aggregate number of Grindr Units that are (i) issued and outstanding immediately prior to the Effective Time and (ii) issuable upon, or subject to, the settlement of all in-the-money Grindr Options and all-in-the-money Grindr Warrants (whether or not then vested or exercisable) that are issued and outstanding immediately prior to the Effective Time.

“Aggregate Merger Consideration” means a number of shares of New Grindr Common Stock equal to the quotient obtained by dividing (i) the sum of (a) the Grindr Valuation plus (b) the aggregate exercise price of all in-the-money Grindr Options and all in-the-money Grindr Warrants that are issued and outstanding immediately prior to the Effective Time by (ii) $10.00.

“DGCL” means the Delaware General Corporation Law.

“Exchange Ratio” means the quotient obtained by dividing (i) the number of shares constituting the Aggregate Merger Consideration, by (ii) the number of Aggregate Fully Diluted Grindr Units.

“Grindr Distribution Amount” means the actual amount of any cash dividend or other dividend or distribution in respect of Grindr Units or equity interests Grindr makes, declares, sets aside, establishes a record date for or makes a payment date for between the date hereof and the Effective Time, provided that the amount of any such dividend or distribution may not exceed the Permitted Distribution Amount.

“Grindr Option” means an option to purchase series X ordinary units granted under the Incentive Plan.

“Grindr Units” means the series X ordinary units and the series Y preferred units.

“Grindr Valuation” means $1,584,000,000 plus the amount, if any, by which the Permitted Distribution Amount exceeds the Grindr Distribution Amount.

“Grindr Warrant” means each warrant (excluding Grindr Options) to purchase Grindr Units.

“Permitted Distribution Amount” means $370,000,000.

The Special Committee of Tiga has unanimously approved and declared advisable the Merger Agreement and the Business Combination. In addition, the Board of Directors of Tiga (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of Tiga.

The Domestication

Prior to the Closing, subject to the approval of Tiga’s shareholders, and in accordance with the DGCL, Cayman Islands Companies Law (2020 Revision) (the “CICL”) and Tiga’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), Tiga will effect a deregistration under the CICL and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication (the “Certificate of Domestication”) with the Secretary of State of Delaware), pursuant to which Tiga’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). In connection with the Domestication, Tiga, as the continuing entity in the Domestication, will be renamed “Grindr Inc.” As used herein, “New Grindr” refers to Tiga after the Domestication, including after such change of name.

In connection with the Domestication, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Tiga (the “Tiga Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share of New Grindr (after its Domestication) (the “New Grindr Common Stock”), (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of Tiga (the “Tiga Class B Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of New Grindr Common Stock, (iii) each then issued and outstanding warrant of Tiga will convert automatically into a warrant to acquire one share of New Grindr Common Stock (“New Grindr Warrant”), pursuant to the Warrant Agreement, dated November 23, 2020, between Tiga and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) each then issued and outstanding unit of Tiga will separate and convert automatically into one share of New Grindr Common Stock and one-fourth of one New Grindr Warrant.

Conditions to Closing

The consummation of the Merger is subject to customary closing conditions for special purpose acquisition companies such as Tiga, including, among others, (i) the following conditions in favor of Grindr and Tiga: (a) approval of the Business Combination and related agreements and transactions by Tiga’s shareholders, (b) approval of the Business Combination and related agreements and transactions by Grindr’s unitholders, (c) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval of the Business Combination from the Committee on Foreign Investment in the United States, if required, (d) no government order, statute, rule or regulation enjoining or prohibiting the consummation of the Merger being in force, (e) Tiga having at least $5,000,001 of net tangible assets as of the Closing, and (f) effectiveness of the registration statement on Form S-4 to be filed by Tiga in connection with the Business Combination; (ii) customary bringdown conditions in favor of Tiga; and (iii) customary bringdown conditions in favor of Grindr, including the aggregate amount of (A) cash held by Tiga in its trust account (after reduction for the aggregate amount of cash payable in respect of Tiga stockholder redemptions), plus (B) the Backstop Subscription Amount and the Forward Purchase Commitment Amount (each as defined in the Merger Agreement), where required, actually received by Tiga prior to or substantially concurrently with the Closing plus (C) the amounts received by Tiga upon consummation of a PIPE Investment (as defined in the Merger Agreement) (if any), being an aggregate amount of no less than $100,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not solicit, initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Grindr to prepare and deliver to Tiga certain audited and unaudited consolidated financial statements of Grindr, (iv) Tiga to prepare and file a registration statement on Form S-4 and take certain other actions to obtain the requisite approval of Tiga shareholders of certain proposals regarding the Business Combination (including the Domestication) and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains representations and warranties by Tiga, Merger Sub and Grindr that are customary for transactions of this type. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of Tiga and Grindr, (ii) by Tiga or Grindr, if certain approvals of the shareholders of Tiga, to the extent required under the Merger Agreement, are not obtained as set forth therein, (iii) by Grindr if there is a Modification in Recommendation (as defined in the Merger Agreement), (iv) by Tiga if (a) certain approvals of the unitholders of Grindr are not obtained or (b) any part of the Deferred Amount shall not have been paid in accordance with the Purchase Agreement (as defined in the Merger Agreement) or waived by the parties thereto and (v) by either Tiga or Grindr in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (b) in the event of certain uncured breaches by the other party or (c) if the Closing has not occurred on or before 12:01 am Eastern Time on December 31, 2022.

Certain Related Agreements

A&R Forward Purchase Agreement

On May 9, 2022, concurrently with the execution of the Merger Agreement, Tiga entered into the Amended and Restated Forward Purchase Agreement (the “A&R Forward Purchase Agreement”) with Tiga Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) which provides for the purchase by the Forward Purchase Investors (as defined below) of an aggregate of 5,000,000 forward purchase shares, plus an aggregate of 2,500,000 forward purchase warrants to purchase one share of New Grindr Common Stock at $11.50 per share, for an aggregate purchase price of $50,000,000, or $10.00 per share, in a private placement to close prior to or concurrently with the Closing. To the extent that the sum of (i) the Trust Amount (as defined in the Merger Agreement), plus (ii) the amount actually received by Tiga prior to or substantially concurrently with the Closing from any PIPE Investment (the “Non-FPS Amount”) is less than $50,000,000 immediately prior to the Closing but following the Domestication, the Forward Purchase Investors have agreed pursuant to the A&R Forward Purchase Agreement to purchase (a) a number of shares of backstop shares equal to (A) (x) $50,000,000 minus (y) the Non-FPS Amount, divided by (B) $10.00, rounded down to the nearest whole number and (b) a number of backstop warrants equal to (I) the number of backstop shares in clause (a) multiplied by (II) 0.5, rounded down to the nearest whole number. In addition to the foregoing, each Forward Purchase Investor may, at its discretion (regardless of the Non-FPS Amount), subscribe for up to 5,000,000 backstop shares plus up to 2,500,000 backstop warrants at $11.50 per share, for an aggregate purchase price of $50,000,000, or $10.00 for each backstop share and one-half of one backstop warrant.

The forward purchase warrants and the backstop warrants will have the same terms as the public warrants issued as part of the units. Pursuant to the A&R Forward Purchase Agreement, the Sponsor may assign its rights, interests or obligations thereunder to any of its affiliates (collectively, the “Forward Purchase Investors”). The A&R Forward Purchase Agreement amends and restates the forward purchase agreement that was entered into by Tiga and the Sponsor in connection with Tiga’s initial public offering.

Transaction Support Agreement

On May 9, 2022, concurrently with the execution of the Merger Agreement, Grindr, Tiga, Merger Sub, the Sponsor and the directors of Tiga entered into the Transaction Support Agreement.  Pursuant to the terms of the Transaction Support Agreement, the Sponsor and the directors of Tiga agreed to, among other things:  (i) vote or cause its shares to vote in favor of the Business Combination Proposal (as defined in the Merger Agreement) and the other proposals included in the accompanying proxy statement/prospectus, (ii) subject to certain exceptions, not transfer, sell, pledge, encumber, assign, grant an option with respect to, hedge, swap, convert or otherwise dispose of the equity securities held by the Sponsor and the directors of Tiga until the earlier of the Closing or the valid termination of the Merger Agreement, (iii) not, directly or indirectly, solicit, initiate, continue or engage in alternative business combination proposals and (iv) waive applicable anti-dilution protections in Tiga’s amended and restated memorandum and articles of association with respect to the conversion of the Tiga Class B Ordinary Shares held by Sponsor and the directors of Tiga upon consummation of the Business Combination.

Unitholder Support Agreement

In connection with the execution of the Merger Agreement, Tiga entered into a support agreement (the “Unitholder Support Agreement”) with Grindr and certain unitholders of Grindr (the “Requisite Unitholders”). Pursuant to the Unitholder Support Agreement, the Requisite Unitholders agreed to, among other things, vote to adopt and approve the Merger Agreement, the Merger and any other matters necessary or reasonably requested by Tiga for the consummation of the Merger, in each case, subject to the terms and conditions of the Unitholder Support Agreement. The Requisite Unitholders also agreed, among other things, to refrain from (i) selling, assigning, transferring (including by operation of law) or otherwise encumber any of their covered units prior to the termination of the Unitholder Support Agreement, subject to the terms and conditions therein, and (ii) joining any class actions with respect to any claim against Tiga, Merger Sub or Grindr. The Unitholder Support Agreement will terminate in its entirety, and be of no further force and effect, upon the valid termination of the Merger Agreement.

A&R Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, New Grindr, the Sponsor, the independent directors of Tiga and certain securityholders of Grindr will enter into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), pursuant to which New Grindr will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Grindr Common Stock and other equity securities of New Grindr that are held by the parties thereto from time to time. The A&R Registration Rights Agreement amends and restates the registration rights agreement that was entered into by Tiga, the Sponsor and other holders of Tiga’s securities party thereto in connection with Tiga’s initial public offering.

The foregoing descriptions of the Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement, the A&R Registration Rights Agreement and the transactions and documents contemplated thereby, are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement and the form of the A&R Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1,  Exhibit 10.2 and Exhibit 10.3, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement and the form of the A&R Registration Rights Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about Tiga or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement, the A&R Registration Rights Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement and the A&R Registration Rights Agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement or the A&R Registration Rights Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement or the A&R Registration Rights Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Merger Agreement, the A&R Forward Purchase Agreement, the Transaction Support Agreement or the A&R Registration Rights Agreement, as applicable, which subsequent information may or may not be fully reflected in Tiga’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Forward Purchase Commitment, the Backstop Commitment (if any) and the PIPE Investment (if any) (each as defined in the Merger Agreement) is incorporated by reference in this Item 3.02. The shares of New Grindr Common Stock to be issued in connection with the Forward Purchase Commitment, the Backstop Commitment and the PIPE Investment, as well as the shares of New Grindr Common Stock to be issued in connection with the Business Combination to the unitholders of Grindr who provide the requisite approval of the Merger Agreement prior to the effectiveness of the registration statement on Form S-4 referenced below, will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On May 9, 2022, Tiga and Grindr issued a press release (the “Press Release”) announcing the Business Combination. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated May, 2022, that will be used by Tiga in meetings with certain of its shareholders as well as other persons with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Tiga under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Disclaimer

This Current Report on Form 8-K relates to a proposed transaction between Grindr and Tiga. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

The Business Combination will be submitted to the shareholders of Tiga for their consideration and approval at an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). Tiga intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a prospectus and proxy statement of Tiga, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Tiga shareholders. The proxy statement/prospectus will contain important information about the Business Combination and the other matters to be voted upon at the Extraordinary General Meeting. Tiga also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and security holders of Tiga are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Tiga through the website maintained by the SEC at www.sec.gov.

The documents filed by Tiga with the SEC also may be obtained free of charge upon written request to Tiga Acquisition Corp., Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Tiga and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from Tiga’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the proxy statement/prospectus when available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tiga shareholders in connection with the Business Combination and other matters to be voted upon at the Extraordinary General Meeting will be set forth in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in this Current Report.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Grindr and Tiga. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “propose,” “forecast,” “expect,” “seek,” “target” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Tiga’s securities, (ii) the risk that the transaction may not be completed by Tiga’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Tiga, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Tiga, the satisfaction of the minimum amount following redemptions by Tiga’s public shareholders and the receipt of certain governmental and regulatory approvals in Tiga’s trust account, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the Forward Purchase Commitment, the Backstop Commitment or the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Grindr’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Grindr, (ix) the outcome of any legal proceedings that may be instituted against Grindr or against Tiga related to the Merger Agreement or the Business Combination, (x) the ability to maintain the listing of Tiga’s securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which Grindr operates, variations in operating performance across competitors, changes in laws and regulations affecting Grindr’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive retail e-commerce industry, (xiv) the potential benefits of the Business Combination (including with respect to shareholder value), (xv) the effects of competition on Grindrs future business, (xvi) risks related to political and macroeconomic uncertainty, (xvii) the amount of redemption requests made by Tiga’s public shareholders, (xviii) the ability of Tiga or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future and (xix) the impact of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Tiga’s registration on Form S-1 (File No. 333-249853), the registration statement on Form S-4 discussed above and other documents filed by Tiga from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Grindr and Tiga assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Grindr nor Tiga gives any assurance that either Grindr or Tiga, or the combined company, will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of May 9, 2022, by and among Tiga Acquisition Corp., Tiga Merger Sub LLC, and Grindr Group LLC.

10.1	Amended and Restated Forward Purchase Agreement, dated as of May 9, 2022, by and among Tiga Acquisition Corp., and Tiga Sponsor LLC.

10.2	Transaction Support Agreement, dated as of May 9, 2022, by and among Tiga Acquisition Corp., Tiga Merger Sub LLC, Tiga Sponsor LLC., and the individuals named therein.

10.3	Form of Unitholder Support Agreement.

10.4	Form of Amended and Restated Registration Rights Agreement.

99.1	Joint Press Release of Tiga Acquisition Corp. and Grindr Group LLC, dated May 9, 2022.

99.2	Investor Presentation of Tiga Acquisition Corp. dated May 2022.

*
Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGA ACQUISITION CORP.
Dated: May 9, 2022
	By:	/s/ G. Raymond Zage, III
Name: G. Raymond Zage, III
Title: Chairman and CEO